Exhibit 10.21
EXTENSION AGREEMENT

This will confirm that the undersigned hereby agree to extend the latest date for obtaining the approval of the shareholders of China America Holdings, Inc. (the “Company”) from May 31, 2011 to June 15, 2011 in connection with the December 23, 2010 Membership Interest Sale Agreement entered into among the Company, Glodenstone Development Limited, a British Virgin Island company (“Glodenstone”), Aihua Hu and  and Ying Ye (the “Membership Sale Agreement”).

In addition, Glodenstone hereby agrees to extend the Maturity Date from May 31, 2011 to June 15, 2011 under the Secured Promissory Note dated December 23, 2010 executed by the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement as of the 10 day of May, 2011.

China America Holdings, Inc.

By:  /s/ Shaoyin Wang
Shaoyin Wang, President

Shanghai AoHong Chemical Co., Ltd.

By: /s/Aihua Hu
Aihua Hu, Chief Executive Officer

Glodenstone Development Limited

By: /s/ Renqi Song
Renqi Song, President

/s/ Aihua Hu
Aihua Hu, shareholder

/s/ Ying Ye
Ying Ye, shareholder